SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                        Date of Report: April 17, 2003


                             Accesspoint Corporation
             (Exact name of registrant as specified in its charter)



         Nevada                000-29217                   95-4721385
    ----------------           ---------                   ----------
    (State or other           (Commission                 (IRS Employer
    jurisdiction of           File Number)              Identification No.)
    incorporation)


6171 W. Century Blvd. Suite 200 LA, CA                        90045
-----------------------------------------                     -----
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (310) 846-2500

 Not Applicable
(Former name or former address, if changed since last report.)

=========================================================+=============


Item 1.  Changes in Control of Registrant

         None.

Item 2.  Acquisition or Disposition of Assets

         None.

Item 3.  Bankruptcy or Receivership

         None.


Item 4.  Changes in Accountants

         None.


Item 5.  Other Events and Regulation FD Disclosure

         None.


Item 6.  Resignation of Directors

           On April 17, 2003, in a letter dated April 16, 2003, Mr. William
           W. Devore resigned as director of the registrant. The resignation was not for reasons because of a disagreement with the registrant on any matter relating to the registrant's operations, policies or practices. The director cited his inability to quickly familiarize himself with the ongoing operations of the registrant to enable him to adequately serve the shareholders. His resignation letter is attached.


Item 7.  Financial Statements Pro Forma Financial & Exhibits

         None.


Item 8.  Changes In Fiscal Year

         None.


Item 9.  Regulation FD Disclosures

         See Items 1, 5 and 6, above.

                                  Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 17, 2003                        Accesspoint corporation
      -------------------


                              By:

                                  -----------------------------------------
                                  William Barber
                                  President

                                                            WILLLIAM W. DEVORE
                                                            228 S. CLARK DRIVE
                                                  BEVERLY HILLS, CA 90211-2609
                                                       TEL-FAX: (310) 854-1142
                                                         EMAIL: VDXUSA@AOL.COM

--------------------------------------------------------------------------------

April 16, 2003

Mr. Gene C. Valentine
Financial West Group
2663 Townsgate Road
Westlake Village, CA 91361

Sent Via email:
Copies to, Via email: Bill Barber, Joseph Byers, Mike Savage

Dear Gene:

I am in receipt of Bill Barber's email (Current situation report) dated 4/16/03 and can only conclude the futility of my continuing as a member of the Board of Directors of Accesspoint Corporation. I have been a member of the board for too short a time to adequately familiarize myself with all the myriad facts relating to the many corporate issues and legal problems to enable a professional representation to all of the shareholders of Accesspoint Corporation.

The 4/16/03 email as indicated above reinforces the need for me to resign as an Accesspoint director effective immediately.

Thank you for allowing me the opportunity to serve, if only for a very short time.


Regards,


Bill DeVore